1 GALAXY As of December 31, 2025 Q4 · 25 Investor.galaxy.com Exhibit 99.2

2 GALAXY D is cl ai m er This document, and the information contained herein, has been provided to you by Galaxy Digital Inc. and its affiliates (“Galaxy Digital” or “Galaxy”) solely for informational purposes. This document may not be reproduced or redistributed in whole or in part, in any format, without the express written approval of Galaxy Digital. Neither the information, nor any opinion contained in this document, constitutes an offer to buy or sell, or a solicitation of an offer to buy or sell, any advisory services, securities, futures, options or other financial instruments or to participate in any advisory services or trading strategy. Nothing contained in this document constitutes investment, legal or tax advice. You should make your own investigations and evaluations of the information herein. Any decisions based on information contained in this document are the sole responsibility of the reader. Certain statements in this document reflect Galaxy Digital’s views, estimates, opinions or predictions (which may be based on proprietary models and assumptions, including, in particular, Galaxy Digital’s views on the current and future market for certain digital assets), and there is no guarantee that these views, estimates, opinions or predictions are currently accurate or that they will be ultimately realized. To the extent these assumptions or models are not correct or circumstances change, the actual performance may vary substantially from, and be less than, the estimates included herein. None of Galaxy Digital nor any of its affiliates, shareholders, partners, members, directors, officers, management, employees or representatives makes any representation or warranty, express or implied, as to the accuracy or completeness of any of the information or any other information (whether communicated in written or oral form) transmitted or made available to you. Each of the aforementioned parties expressly disclaims any and all liability relating to or resulting from the use of this information. Certain information contained herein (including financial information) has been obtained from published and non-published sources. Such information has not been independently verified by Galaxy Digital and Galaxy Digital, does not assume responsibility for the accuracy of such information. Affiliates of Galaxy Digital may have owned or may own investments in some of the digital assets, companies and protocols discussed in this document and the inclusion herein is not an endorsement of such asset or company. Except where otherwise indicated, the information in this document is based on matters as they exist as of the date of preparation and not as of any future date, and will not be updated or otherwise revised to reflect information that subsequently becomes available, or circumstances existing or changes occurring after the date hereof. The Toronto Stock Exchange has not approved or disapproved of the information contained herein. No securities commission or similar regulatory authority in Canada has reviewed the information contained herein or has in any way passed on the merits of the securities of Galaxy Digital or upon the merits of the disclosure record of Galaxy Digital. The information contained herein is not, and under no circumstances is to be construed as, a prospectus, an advertisement or public offering of securities in Canada, nor is there any attempt to induce or cause any person or company to purchase any securities. CAUTION ABOUT FORWARD-LOOKING STATEMENTS Certain statements in these materials constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (“PLSRA”), Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and “forward-looking information” under Canadian securities laws (collectively, “forward-looking statements”). In some cases, you can identify these statements by forward-looking words such as “may,” “might,” “will,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential” or “continue,” the negative of these terms and other comparable terminology. These forward-looking statements, which are subject to risks, uncertainties and assumptions about us, may include projections of Galaxy Digital’s future financial performance or results, our anticipated growth strategies, anticipated trends in our business or future events and circumstances. These statements are only predictions based on Galaxy Digital’s current expectations, estimates, forecasts and projections about future events and trends that may affect the business, results of operations, financial condition and prospects. And as a result, these statements involve known and unknown risks, uncertainties, assumptions and other important factors, many of which are beyond the control of Galaxy Digital and which may cause actual results, performance or achievements to differ materially from those expressed or implied by such statements. For a further discussion of these risks, uncertainties and assumptions, please see the section titled “Risk Factors” in Part II, Item 1A of our Quarterly Report on Form 10-Q for the quarter ended September 30, 2025 filed with the Securities Exchange Commission on November 10, 2025, and available on Galaxy’s profile at www.sec.gov. Forward-looking statements are provided as a general guide only, and should not be relied on as an indication or guarantee of future performance. They can be affected by inaccurate assumptions we might make or by known or unknown risks or uncertainties. Given these uncertainties, recipients are cautioned to not place undue reliance on any forward-looking statement. Forward-looking statements speak only as of the date they are made. Subject to any continuing obligations under applicable law Galaxy Digital disclaims any obligation or undertaking to disseminate any updates or revisions to any forward-looking statements in these materials to reflect any change in expectations in relation to such forward-looking statements or any change in events, conditions or circumstances on which any such statement is based. ©Copyright Galaxy Digital 2026 All rights reserved. ®Registered Service Mark of Galaxy Digital Holdings LP Galaxy manages a number of funds, including the Galaxy Crypto Index Fund, Galaxy Ethereum Fund, the Galaxy Bitcoin Funds, the Galaxy Liquid Crypto Fund, the Galaxy Venture Fund I, the Galaxy Interactive Family of Funds and the Galaxy Vision Hill Family of Funds (each a “Fund” and together “Galaxy Funds”) which invests in digital assets. The Information is not an offer to buy or sell, nor is it a solicitation of an offer to buy or sell, interests in the Fund or any advisory services or any other security or to participate in any advisory services or trading strategy. If any offer and sale of securities is made, it will be pursuant to the confidential offering memorandum of the Fund (the “Offering Memorandum”). Any decision to make an investment in the Fund should be made after reviewing such Offering Memorandum, conducting such investigations as the investor deems necessary and consulting the investor’s own investment, legal, accounting and tax advisors in order to make an independent determination of the suitability and consequences of an investment. The performance of the Fund will vary from the performance of the relevant Index that it tracks. None of the Information has been filed with the SEC, any securities administrator under any state securities laws or any other governmental or self-regulatory authority. No governmental authority has opined on the merits of the offering of any securities by the Fund or Galaxy, or the adequacy of the information contained herein. Any representation to the contrary is a criminal offense in the United States. Investing in the Funds and digital assets involves a substantial degree of risk. There can be no assurance that the investment objectives of the Fund will be achieved. Any investment in the Fund may result in a loss of the entire amount invested. Investment losses may occur, and investors could lose some or all of their investment. Neither historical returns nor economic, market or other performance is an indication of future results. In addition to our results determined in accordance with GAAP, this presentation and the accompanying tables contain adjusted gross profit, adjusted EBITDA and EBITDA margin, which are non-GAAP financial measures. Adjusted gross profit, adjusted EBITDA and EBITDA margin are unaudited, presented as supplemental disclosure and should not be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. Please see slide 19 for a reconciliation of adjusted gross profit to revenues and gains / (losses) from operations during the three months and fiscal year ended December 31, 2025, and of adjusted EBITDA to net income (loss) during the three months and fiscal year ended December 31, 2025. It is important to note that the particular items we exclude from, or include in, adjusted gross profit, adjusted EBITDA and EBITDA margin may differ from the items excluded from, or included in, similar non-GAAP financial measures used by other companies in the same industry. We also periodically review our non-GAAP financial measures and may revise these measures to reflect changes in our business or otherwise. We believe adjusted gross profit is a helpful non-GAAP financial measure to our management and investors because it eliminates the impact of the directly attributable transaction expenses. As such, it provides useful information about our financial performance, enhances the overall understanding of our past performance and future prospects, allows for greater transparency with respect to important metrics used by our management for financial, risk management and operational decision-making and provides an additional tool for investors to use to understand and compare our operating results across accounting periods. Adjusted EBITDA is a non-GAAP financial measure that is used by management, in addition to GAAP financial measures, to understand and compare our operating results across accounting periods, for risk management and operational decision-making. This non-GAAP measure provides investors with additional information in evaluating the Company’s operating performance. Adjusted EBITDA represents Net income / (loss) excluding (i) equity based compensation, (ii) interest expense on structural debt, (iii) taxes, (iv) depreciation and amortization expense, (v) gains and losses on the embedded derivative on our exchangeable notes which ceased to exist upon consolidation as a result of the Reorganization Transactions, (vi) mining-related impairment loss / loss on disposal of mining equipment, (vii) settlement expense, (viii) other (income) / expense, net and (ix) and reorganization and reorganization merger costs. The above items are excluded from our Adjusted EBITDA because these items are non-cash in nature, or because the amount and timing of these items are unpredictable, are not driven by core results of operations, and render comparisons with prior periods and competitors less meaningful. EBITDA Margin is defined as EBITDA, divided by revenue minus pass through expenses for the same period. This non-GAAP financial measure is commonly used as an analytical indicator of performance by investors within the industries in which we operate. EBITDA margin is not a measure of financial performance under GAAP. Items excluded from EBITDA Margin are significant components in understanding and assessing financial performance. EBITDA Margin should not be considered in isolation or as an alternative to or a substitute for financial statement data presented in Galaxy’s Digital’s consolidated financial statements as indicators of financial performance or liquidity (which, in the case of EBITDA margin, is net income margin).

3 GALAXY

Galaxy is a global leader in digital assets and data center infrastructure, delivering solutions that accelerate progress in finance and AI

Complementary offerings across two main operating businesses:

Digital Assets

Serving the digital asset ecosystem end-to-end with integrated digital asset trading, asset management, lending, structured products, investment banking and blockchain infrastructure.

Data Centers

Developing world-class, high-performance computing infrastructure designed to meet the growing demand for large-scale, power-ready facilities.

Publicly Listed
Since 2018 (NASDAQ/TSX: GLXY)

8+ Years
Operating Track Record

700+
Employees Across 3 Continents[1]

$10B
Market Cap as of February 2, 2026

$12B
Assets on Platform[2]

Note: Throughout this document, all figures as of December 31, 2025, unless otherwise noted.

(1) Inclusive of offices in New York, Texas, Israel, London, Chicago, Hong Kong, Bahamas, and San Francisco.

(2) Represents Galaxy Asset Management AUM and the total notional value of assets bonded and staked to Galaxy validators, based on prices as of December 31, 2025. Consists of $6.4B Assets Under Management, $5.0B Assets Under Stake and $887M of assets managed by a commodity pool operator within Galaxy's Global Markets division. Of this total, $1.6B is included in both Assets Under Management and Assets Under Stake, and $790M is included in both assets under stake and the commodity pool operator. Each asset included in these figures generates its own distinct fee stream. Changes in AUM are generally the result of performance, contributions, withdrawals, and acquisitions. Preliminary AUM associated with GVH Multi-Strategy FOF LP is based on management's most recent estimate. AUM for committed capital closed-end vehicles that have completed their investment period is reported as NAV plus unfunded commitment. AUM for quarterly close vehicles is reported as of the most recent quarter available for the applicable period. AUM for affiliated separately managed accounts is reported as NAV as of the most recently available estimate for the applicable period.

4 GALAXY Galaxy Leadership Team Erin Brown Chief Operating Officer Andrew Taubman Deputy Chief Operations Officer Jason Urban Co -Head of Digital Assets Chris Ferraro President & CIO Mike Novogratz Founder & CEO Tony Paquette Chief Financial Officer Michael Ashe Head of Strategy & Corporate Development Sebastian Benkert Chief Marketing Officer Rob Cornish Chief Technology Officer Steve Kurz Co -Head of Digital Assets Tom Harrop Chief Risk Officer Leinee Hornbeck Chief People Officer A deep bench of experts across capital markets, asset management, digital assets, technology, and the development and operation of mission -critical data center infrastructure. Matt Friedrich Chief Legal Officer Brian Wright Co -Head of Data Centers Austin Storms Co -Head of Data Centers

5 GALAXY Our Opportunity

6 GALAXY

Digital Assets | Early Innings of a Massive Opportunity

Digital Assets See Significant Growth Potential in Global Wealth Allocation

Value of Global Assets


Over $700 trillion in assets could be tokenized as blockchain technology reshapes traditional markets
$2T
$3T
$34T
$95T
$128T
$145T
$393T
Bitcoin[1]
Global Crypto Market Cap[1]
Gold[2]
M2[3]
Global Equities[4]
Global Bonds[5]
Real Estate[6]

Blockchain: The Foundation of Modern Financial Markets

Digital assets are evolving from a standalone asset class into foundational financial infrastructure, reshaping how value is issued, traded, settled, and stored across markets.

Upgrading the Financial Stack

Digital asset technology is being adopted as a new operating layer for financial markets – upgrading legacy systems for trading, settlement, financing, and custody with real-time, programmable infrastructure.

Bridging Innovation and Tradition

Large financial institutions are driving adoption by integrating digital rails into existing workflows, regulatory frameworks, and balance sheets - modernizing markets from the inside out rather than creating parallel systems.

Infrastructure Reaches Scale

Core market plumbing - electronic trading, financing, risk management, and settlement – is converging across on- and off-chain environments, following the same multi-decade evolution seen in ETFs, derivatives, and electronic markets.

(1) Source: CoinGecko. Market data as of 02/02/2026.
(2) Source: FactSet & World Gold Council. Market data as of 02/02/2026.
(3) Source: MacroMicro. Represents Global M2 Money Supply of Major Central Banks as of October 2025.
(4) Source: SIBLIS Research, Data as of January 1, 2025
(5) Source: SIFMA. Data represents full year 2024.
(6) Source: Savills. Data as of 2024.

7 GALAXY Source: McKinsey, Dell’Oro Group. (1) Includes Cloud, Colocation, Telco and Enterprise. Data Centers | Early Innings of a Massive Opportunity 82 GW 219 GW 2025 2030 Investment Momentum Expected to Accelerate as Demand Grows 800 MW 1,630 MW 3.4 GW Leased Capacity Approved Capacity With Additional Load Capacity Under Study Helios Positioned to Succeed in a Supply -Constrained Market $464B $571B $693B $800B 2025 2026 2027 2028 Global Annual Data Center IT CapEx1 Global Data Center Demand • The U.S. faces a projected 15+ GW supply shortfall by 2030 • Meeting this demand requires building 2x the capacity built in the past 24 years – in under 5 years • Rare opportunity for fast, large-scale infrastructure deployment Helios Load Capacity Ramp -Up +1,800 MW Understudy Global Demand for Data Center Capacity Expected Nearly Triple by 2030 4x Expansion Potential of Leased Load Capacity Hyperscalers are projected to invest over $500 billion in data center capex in 2026 +830 MW Uncontracted

8 GALAXY Digital Assets Serving the digital asset ecosystem end -to-end. Global Markets Asset Management & Infrastructure Solutions

9 GALAXY Digital Assets Continues to Gain Momentum Net Income and Adjusted EBITDA 1Revenues from Operations and Adjusted Gross Profit 1 ($54M) $47M $194M $2M $113M $247M 2023 2024 2025 $144M $303M $505M 2023 2024 2025 Adjusted EBITDA increased by $245 million over the past two years, reflecting a significant profitability inflection, underscoring the growing scale of the business and operating leverage. Adjusted gross profit more than tripled over the past two years driven by strong contributions across Trading, Investment Banking, Lending, Asset Management, and Staking. Galaxy’s Digital Asset business continues to see revenue growth translating into accelerating profitability and margin expansion Net Income Adjusted EBITDA (1) Adjusted Gross Profit and Adjusted EBITDA are non-GAAP financial measures. Refer to pages 20 and 21 for more information and a non-GAAP to GAAP reconciliation to the most directly comparable GAAP measure. $43B Revenues and gains / (losses) from operations: $52B $61B

10 GALAXY

Global Markets

Integrated global markets platform delivering principal liquidity, derivatives, lending, electronic trading, onchain capabilities, and investment banking services.

001
Principal Liquidity
Access to a deep network of exchanges and market makers

002
Derivatives
Speculate, diversify, and hedge risk

003
Lending & Structured Products
Leverage digital assets securely with a regulated lending institution

- ✓ Margin lending
- ✓ Leverage
- ✓ Collar Loans
- ✓ Hedging Solutions
- ✓ Treasury Management
- ✓ Instant Liquidity
- ✓ Miner Financing
- ✓ CLOs

004
US Securities Broker-Dealer
FINRA approval to operate as broker

005
Electronic Trading
Seamless electronic access to digital asset markets via API or GUI

006
Onchain Capabilities
Integrated block building and propagation infrastructure with seamless CeFi–DeFi capabilities

007
Investment Banking
M&A advisory, equity & debt capital markets

1,620
Total Trading Counterparties

$1.8B
Average Loan Book Size[1]

100+
Unique Crypto Assets Supported

OTC | Electronic Trading | Spot | Prime Services | Market Commentary | Mergers & Acquisitions | Advisory

Lending | Borrowing | Derivatives | Structured Products | Liquidity Services | DeFi | Capital Raising

Note: All financial figures in this overview are in US Dollars, unless otherwise stated. All figures as of December 31, 2025. Securities products and services are offered by Galaxy Digital Partners LLC, a member of FINRA and SIPC.
(1) For the period September 30, 2025 through December 31, 2025. Represents the average market value of all open loans, excluding uncommitted credit facilities.

11 GALAXY

Global Markets | Asset Management & Infrastructure Solutions

Asset Management & Infrastructure Solutions

Asset Management

High-conviction investing across public and private markets in digital assets, blockchain technology, and emerging technology

001
Alternatives

Venture capital, hedge fund, and liquid token strategies, offering broad exposure to high-growth opportunities across the ecosystem

002
Global ETFs / ETPs

Passive and active investment solutions via partnerships with leading institutions

KEY PARTNERSHIPS[1]

STATE STREET GLOBAL ADVISORS · Invesco · CI GLOBAL ASSET MANAGEMENT · Itaú Asset · DWS · Bloomberg · Morgan Stanley · VettaFi | Alerian · CAIS

003
Crypto Services

- Index Construction
- Treasury Mandates
- Opportunistic Investments
- SPVs/Co-Invests

COMBINED AUM & AUS[2]

$12B


Alternatives
$3.6B
ETFs / ETPs
$2.8B
Staked Assets
$5.0B

Infrastructure Solutions

Institutional-grade staking and custody solutions, built for customization and security

001
Staking

Institutional staking platform offering secure validator operations, liquid staking, and integrated reporting, supporting large-scale ETF and asset manager participation.

002
Tokenization

End-to-end tokenization platform enabling issuance, management, and distribution of onchain money market funds, structured products/CLOs, and equities.

003
GK8

Enterprise-grade digital asset custody and security solution delivering MPC-based key management, hardened vaults, and a tokenization engine.

PLATFORM INTEGRATIONS

anchorage digital · BitGo · Fireblocks · zodia custody · coinbase

Note: Data as of December 31, 2025, unless otherwise noted. All third-party company product and service names in this presentation are for identification purposes only. The product names, logos, and brands are the property of their respective owners. Use of these names, logos, and brands does not imply endorsement.

(1) Inclusive of global partner ETFs/ETPs offered in North America, South America, and Europe and includes private, passive funds which are a different wrapper for similar products Galaxy Asset Management also offers in an ETF structure.

(2) Consists of $6.4B Assets Under Management, $5.0B Assets Under Stake and $887M of assets managed by a commodity pool operator within Galaxy's Global Markets division. Of this total, $1.6B is included in both Assets Under Management and Assets Under Stake, and $790M is included in both assets under stake and the commodity pool operator. Each asset included in these figures generates its own distinct fee stream.

12 GALAXY

galaxyone Launched on October 6, 2025

GalaxyOne

GalaxyOne brings institutional-quality financial products and services to U.S. individual investors in a unified digital experience

INITIAL PRODUCT OFFERINGS

001

Galaxy Premium Yield

Initially offering 8.00% yield on cash for U.S. accredited investors at the inception of the product. Guaranteed by Galaxy Digital Holdings LP, an affiliate of Galaxy Digital Inc.[1]

002

GalaxyOne Cash

FDIC-insured high-yield cash account with banking services provided by Cross River Bank, Member FDIC, with option to auto-reinvest monthly interest into crypto[2]

003

GalaxyOne Crypto

Supporting trading and transfers of select crypto (BTC, ETH, SOL, PAXG)[3]

004

GalaxyOne Brokerage

U.S. commission-free equities trading and retirement accounts[4]

- ✓ Open an account in under 5 minutes with in-app verification for U.S. accredited investor status as soon as the same business day
- ✓ Seamlessly manage cash, trading, transfers, and yield in one integrated platform
- ✓ Auto-reinvest interest into BTC, ETH, SOL, or PAXG for easy dollar-cost average investing
- ✓ Connect with U.S.-based client support via app, email, or phone
- ✓ Gain access to future products in trading, lending, staking, and asset management
- ✓ Leverage Galaxy's institutional expertise, operational rigor, and disciplined risk management


Hi, Melanie
$312,800.65


Hi, Mike
$312,800.65
$23,448.23
$89,352.42
$50,000.00
$150,000.00
My Top Movers

(1) Galaxy Premium Yield is an investment product and is not a bank deposit or other obligation of, or guaranteed by, any bank. It is not insured by the FDIC or any other governmental agency. The note is unsecured, and investors may lose some or all of their principal. Past performance is not indicative of future results. Interest earned is taxable as ordinary income; please consult your tax advisor regarding your individual tax circumstances. Galaxy Premium Yield Investment Note to be offered and sold has not been registered under the Securities Act of 1933, as amended, or states securities laws and may not be offered or sold absent registration with the SEC or an applicable exemption from the registration requirements. This shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of the Galaxy Premium Yield Investment Note in any state in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state. An accredited investor, as defined by the U.S. Securities and Exchange Commission (SEC) under Rule 501 of Regulation D, includes an individual permitted to invest in certain private securities offerings not registered with the SEC. This status is based on income or net worth.

(2) GalaxyOne Cash account deposits held at Cross River Bank, Member FDIC. Insured up to $250,000. Debit Card issued by Cross River Bank, Member FDIC. APY is variable and may change at any time before or after account opening.

(3) Digital assets are highly volatile, not legal tender, and not backed by any government. Investments in crypto assets involve significant risk, including the potential loss of all principal. Digital assets available on GalaxyOne are held in custodial wallets with Paxos Trust Company, a New York State-chartered trust company regulated by the New York Department of Financial Services. These assets are not insured by the FDIC or SIPC.

(4) GalaxyOne Brokerage accounts are introduced by FIN2, LLC and offered through DriveWealth, LLC, a registered broker-dealer and member FINRA/SIPC. Securities products are not FDIC insured, not bank guaranteed, and may lose value. Commission-free trading refers to $0 commissions for self-directed individual cash brokerage accounts on U.S.-listed equities and ETFs. Other fees and charges (including regulatory fees, foreign transaction fees, and wire transfer fees) may apply. Fractional share trading is available for certain eligible securities; not all securities are available for fractional trading.

13 GALAXY Balance Sheet Net Digital Asset and Investment Exposure (1) Includes spot BTC, associated tokens such as wrapped BTC, and interests in investment vehicles designed to hold BTC. (2) Includes spot ETH, associated tokens such as wrapped ETH, and interests in investment vehicles designed to hold ETH. (3) Includes spot SOL, associated tokens such as wrapped SOL, and interests in investment vehicles designed to hold SOL, including Galaxy’s investment in Forward Industries. (4) Represents spot and interests in investment vehicles that provide exposure to other digital assets. (5) Includes publicly traded securities, including those subject to a short-term lock-up. Ether $124M 2 Solana $88M 3 Venture & Fund Investments $617M Other Token Exposure $132M 4 Other Liquid Investments $141M 5 Bitcoin $577M 1 Treasury & Corporate Net Digital Asset and Investment Exposure, Excluding Derivatives The Company’s Treasury & Corporate segment maintains exposure to the digital asset ecosystem through a diversified allocation across spot positions, ETFs, equities, venture investments, private equity holdings and fund investments

14 GALAXY Data Centers Developing infrastructure for an AI -enabled future. Data Centers High-Performance Computing Infrastructure

15 GALAXY Galaxy is positioned to be a leader in developing and operating high-performance computing infrastructure ▪ Galaxy • Galaxy Slides Master Overhaul Total Leased Capacity 800 MW The Helios Data Center Campus is Galaxy’s flagship facility that, at 1.6GW of approved grid capacity, is projected to be the largest known 100% front-of-the-meter data center campus. It is located in Dickens County, West Texas, approximately 60 miles from Lubbock. Helios Data Center Campus 1,600+ MW Total Approved Power Capacity 1,500+ Acres Campus Acreage Note: Campus acreage represents contiguous land under Galaxy’s direct control. 3,400+ MW Total Potential Power Capacity Galaxy’s Helios Data Center campus under construction for Phase I, January 2026.

16 GALAXY

AI and HPC Infrastructure

CoreWeave, as our anchor tenant, has leased a total of 526 MW of critical IT capacity for a period of 15 years, generating an anticipated average annual revenue of over $1B for the combined three phases.

As of January 15, 2026, Galaxy has an additional 830 MW of approved capacity and is actively identifying a leasing partner.

Contracted Capacity

Phase I	Phase II	Phase III	Phase I + II + III	
133 MW Contracted Critical IT Load[1]	260 MW Contracted Critical IT Load[1]	133 MW Contracted Critical IT Load[1]	526 MW Contracted Critical IT Load[1]	15 Years Contract Term[3]
1H26 Expected Delivery Date[2]	2027 Expected Delivery Date[2]	2028 Expected Delivery Date[2]	$1B+ Anticipated Average Annual Revenue for Combined Phases[4]	90% Anticipated Site Level EBITDA Margins[4]

830 MW

Uncontracted Approved Capacity

On January 15, 2026 Galaxy announced the completion of ERCOT Interconnection Studies and the approval for additional 830 MW at Helios.

This more than doubles the total approved power capacity to over 1.6 gigawatts.

(1) Approximately 200 MW of gross power capacity for Phase I, approximately 400 MW of gross power capacity for Phase II, and approximately 200 MW of gross power capacity for Phase III.
(2) Will be completed in phases, with the full capacity for Phase I expected to be delivered by the end of the first half of 2026, Phase II throughout 2027, and Phase III starting in 2028.
(3) Beyond the 15-year initial contract term, CoreWeave has the option to exercise two 5-year extensions.
(4) Anticipated results for agreement with CoreWeave at the Helios site once fully operational. Based on contractual terms, internal estimates for capital expenditures, and assumes full capacity utilization of the 526 MW of critical IT load. Anticipated Average Annual Revenue over the 15-year term includes the impact of annual escalators. Actual results may differ materially due to business, economic and competitive uncertainties and contingencies, which are beyond the control of the Company and its management and subject to change.

17 GALAXY Helios Construction Update as of January 2026 1 2 4 5 3 1. Galaxy’s 345 kV substation Our privately owned 345 kV grid connected substation at the Helios campus supporting up to 900 MW of transformer capacity across various phases of the project. 2. Chiller Yard Specialized chiller systems provide temperature- controlled water to direct-liquid-cooling systems in support of both AI workloads and air-cooled portions of the data center building for temperature/humidity control. 4. Electrical Yards The electrical yards supporting the chiller yard and data center building contain critical pre-fabricated electrical infrastructure and emergency backup generation equipment for powering the most advanced AI infrastructure and the systems that support them. 5. Water Facilities Expansion of Galaxy’s on-site groundwater facilities that provide raw groundwater, water treatment facilities for campus water needs, and wastewater treatment. 3. Data Center Building Secure, purpose-built facility spanning over 125,000 sq ft in support of AI infrastructure (GPU servers, storage, network, etc.) and the mechanical/electrical galleries to support high-density AI infrastructure and workloads. 4 4

18 GALAXY Appendix

19 GALAXY APPENDIX Reconciliation of Non -GAAP Metrics Reconciliation to Adjusted Gross Profit Three Months Ended December 31, 2025 Revenues and gains / (losses) from operations $10,224,023 (-) Transaction expenses 10,306,105 (-) Impairment of digital assets 316,093 Adjusted gross profit $(398,175) Reconciliation to Adjusted EBITDA Three Months Ended December 31, 2025 Net income / (loss) $(481,666) Add back: Equity based compensation 14,665 Notes interest expense and other expense 16,521 Taxes (74,833) Depreciation and amortization expense 6,601 Unrealized (gain) / loss on notes payable – derivative - Mining related impairment loss / loss on disposal - Settlement expense 1,589 Other (income) / expense, net (424) Reorganization and domestication costs - Adjusted EBITDA $(517,547) ($ in thousands)

20 GALAXY APPENDIX Reconciliation of Non -GAAP Metrics Years Ended Reconciliation to Adjusted Gross Profit December 31, 2025 December 31, 2024 December 31, 2023 Revenues and gains / (losses) from operations $61,355,667 $43,757,790 $52,209,639 (-) Transaction expenses 60,175,832 42,409,856 51,494,083 (-) Impairment of digital assets 753,701 331,920 98,340 Adjusted gross profit $426,134 $1,016,014 $617,216 Years Ended Reconciliation to Adjusted EBITDA December 31, 2025 December 31, 2024 December 31, 2023 Net income / (loss) $(241,349) $346,722 $228,514 Add back: Equity based compensation 65,519 85,744 86,174 Notes interest expense and other expense 59,247 38,333 32,113 Taxes (29,330) (16,939) 15,914 Depreciation and amortization expense 34,069 46,880 22,946 Unrealized (gain) / loss on notes payable – derivative 35,544 31,727 9,603 Mining related impairment loss / loss on disposal 95,056 - 1,682 Settlement expense 8,933 182,462 - Other (income) / expense, net (2,705) (2,773) 183 Reorganization and domestication costs 8,687 3,244 3,742 Adjusted EBITDA $33,671 $715,400 $400,871 ($ in thousands)